Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Strategic Income Fund

(each a "Fund")

Class A   Class B   Class C

Supplement to the Fund's current Prospectus

From February 1, 2002 through April 30, 2002, brokers associated with AG Edwards will receive additional compensation for sales of Class A, Class B and Class C shares as described below.

With respect to any Individual Retirement Account (IRA) accounts opened using Class A shares, AG Edwards' brokers will receive a full reallowance on all new purchases as follows:

Amount of purchase	Additional compensation to Broker
Less than $250,000	0.75%
$250,000 but under $500,000	0.50%
$500,000 but under $1 million	0.40%

No additional compensation will be paid to brokers associated with AG Edwards for purchases of Class A shares of $1,000,000 or more.

With respect to any rollovers into IRA accounts opened using Class B and Class C shares, AG Edwards' brokers will receive 0.50% additional compensation on those rollovers in excess of $20,000.

The Funds' expense ratio and sales charges paid by shareholders will not increase.

The date of this Supplement is February 1, 2002.